UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2014

Commercial Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Ohio	0-27894	34-1787239
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

118 South Sandusky Avenue, Upper Sandusky, Ohio	43351
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (419) 294-5781

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 25, 2014, Commercial Bancshares, Inc. issued a press release announcing that its wholly-owned subsidiary bank, Commercial Savings Bank, was consolidating its two branches in Findlay Ohio into its branch at 1660 Tiffin Avenue and that on November 19, 2014, the Bank entered into an agreement to sell its property located at 201 East Lincoln Street in Findlay to The State Bank and Trust Company, based in Defiance, Ohio. A copy of the press release is furnished herewith as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with or incorporated by reference into this Current Report on Form 8-K:

99	Company Press Release dated November 25, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL BANCSHARES, INC.

By:	/s/ David J. Browne
David J. Browne
Its: Corporate Secretary

Dated: November 25, 2014